Exhibit 99.1

Santander Expands U.S. Presence with Completion of Webster Acquisition

•	The combination of Santander’s and Webster’s highly complementary businesses creates a leading retail and commercial bank in the United States with an expanded presence in the Northeast.

•	Building on its decades-long commitment to the United States, this transaction demonstrates the significance of the U.S. market to Santander’s growth strategy.

•	The transaction expands Santander’s scale and capabilities in the United States, growing its customer base to nearly eight million customers nationally and supporting its efforts to achieve around 18% return on tangible equity (RoTE) in the United States by 2028.

•	For now, most everyday banking experiences will remain unchanged for Santander Bank and Webster Bank customers. Accounts and products can continue to be accessed and used exactly as they are today. Customers of both banks will benefit from expanded ATM access without any fees.

BOSTON – August 20, 2026 – Santander Holdings USA, Inc. (“Santander US”), the intermediate holding company for Banco Santander, S.A. (“Santander”) in the United States, today announced that, through a series of transactions, it has completed the acquisition of Webster Financial Corporation (“Webster”), the holding company for Webster Bank, N.A. (“Webster Bank”). Building on Santander’s decades-long commitment to the United States, the combined organization brings together two highly complementary businesses. The transaction was first announced in February 2026 and has been completed following the receipt of required shareholder and regulatory approvals and the satisfaction of other customary closing conditions under the terms previously announced.

The acquisition marks a significant milestone in Santander’s growth strategy in the United States and creates a leading U.S. retail and commercial bank by assets. Over the long term, with expanded scale and capabilities, customers will benefit from a broader branch and service footprint, enhanced digital and product offerings, and continued local relationship-based service. The enhancements to its Retail and Commercial segments will also help round out Santander’s diverse business model in the United States, including its Auto, Wealth and Corporate and Investment Banking franchises.

“This is a pivotal moment in Santander’s long journey in the United States that underscores our confidence in the strength and opportunity in the U.S. market,” said Christiana Riley, CEO of Santander US. “By bringing together Santander and Webster, we are combining two organizations with shared values and strong customer relationships. Our five growing businesses will now serve nearly eight million customers across the U.S., with expanded reach and resources to better support their needs and the communities we serve.”

Following the close of the transaction, the combined business emerges as a stronger, more competitive banking organization for customers in the United States, with a pro forma balance sheet of approximately $327 billion in assets, $185 billion in loans, and $172 billion in deposits based on balances as of December 31, 2025*.

“Today marks the beginning of an exciting next chapter for our customers and communities,” said John Ciulla, former CEO of Webster Bank and now CEO of Santander Bank, N.A. (“Santander Bank”). “This combination allows us to further deepen our local relationships with the support of Santander’s global scale, financial strength, and investment capabilities. Together we are enhancing our ability to deliver broader products and services, and remain committed to the trusted partnerships that have always been at the center of how we serve our customers.”

Webster brings a high-quality, relationship-driven deposit base, deeper commercial banking capabilities, and a distinctive Healthcare Financial Services platform, which together improve Santander US’s funding profile, business mix, and competitive relevance. The combination is expected to help Santander achieve its objective of around 18% return on tangible equity (RoTE) in the United States by 2028.

Upon closing, most of Webster’s businesses have become part of Santander Bank. Santander’s and Webster’s experienced integration teams will support a disciplined transition, focused on service continuity for customers and communities, employee engagement, and timely delivery of synergies.

In the coming months, the vast majority of everyday banking experiences with Santander Bank and Webster Bank will remain unchanged as a result of the acquisition. Accounts and products can continue to be accessed and used in the same way. Customers of both banks will now be able to use Webster Bank and Santander Bank ATMs within the United States for cash access without any fees. Any future changes will be communicated well in advance, and no action is required of customers at this time. An FAQ for customers is available on SantanderBank.com.

Following the close of the transaction, Christiana Riley remains Santander’s country head in the United States and CEO of Santander US. John Ciulla, formerly the CEO of Webster Bank, is now the CEO of Santander Bank, and Luis Massiani, formerly the President and Chief Operating Officer of Webster Bank, is now the Chief Operating Officer of Santander US and Santander Bank. Tim Ryan continues to chair the board of directors of Santander Holdings US.

Webster’s former headquarters in Stamford, Connecticut, is now a corporate hub for Santander in the United States, alongside its U.S. headquarters in Boston and corporate hubs in New York, Miami and Dallas.

*Figures based on pro forma of Webster and combined U.S. operations of Santander, as of year-end 2025. The combined U.S. operations of Santander consist of Santander US and Santander’s New York branch.

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Santander Holdings USA, Inc. (“Santander US”) is a wholly-owned subsidiary of Madrid-based Banco Santander, S.A. (NYSE: SAN) (“Santander”), recognized as one of the world’s most admired companies by Fortune Magazine in 2026, with more than 182 million customers in the United States, Europe and Latin America. Santander US is the intermediate holding company for Santander’s five growing businesses in the United States. Santander’s U.S. presence consists of auto lending, retail and digital banking, commercial banking, corporate and investment banking, and wealth management businesses. In August 2026, Santander closed on its acquisition of Webster Financial Corporation and, indirectly, Webster Bank, N.A, creating a leading retail and commercial bank in the United States by assets with an expanded presence in the Northeast. In the U.S. market, Santander also is recognized as a top-10 auto lender and a top-10 multifamily bank lender and servicer, and operates one of the fastest growing digital banks, Openbank by Santander, as a division of Santander Bank, N.A. For more information about Santander US, please visit www.santanderus.com.

Contact: Andrew Simonelli

mediarelations@santander.us

This press release of Santander Holdings USA, Inc. (“SHUSA”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of SHUSA. Words such as “may,” “could,” “should,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “goal” or similar expressions are intended to indicate forward-looking statements. Although SHUSA believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, factors such as the risks and uncertainties described in SHUSA’s filings with the Securities and Exchange Commission from time to time may cause SHUSA’s performance to differ materially from that suggested by the forward-looking statements. If one or more of the factors affecting SHUSA’s forward-looking statements renders those statements incorrect, SHUSA’s actual results, performance or achievements could differ materially from those expressed in or implied by the forward-looking statements. Readers should not consider these factors to be a complete set of all potential risks or uncertainties as new factors emerge from time to time.

Additionally, Webster Financial Corporation’s (“Webster”) and SHUSA’s actual results, financial condition and achievements may differ materially from those indicated in these forward-looking statements. Important factors that could cause Webster’s and SHUSA’s actual results, financial condition and achievements to differ materially from those indicated in such forward-looking statements include, in addition to those set forth in Webster’s and SHUSA’s filings with the SEC: (1) the risk that the cost savings, synergies and other benefits from the merger of Webster into SHUSA (the “Transaction”) may not be fully realized or may take longer than anticipated to be realized, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Webster and SHUSA operate; (2) the outcome of any legal or regulatory proceedings or governmental inquiries or investigations that may be currently pending or later instituted against Webster, SHUSA, Banco Santander, S.A. ("Santander") or the combined company; (3) risks related to management and oversight of the expanded business and operations of the combined company following the closing of the Transaction; (4) the risk that the integration of Webster’s operations with SHUSA’s will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses; (5) reputational risk and potential adverse reactions of Webster’s or SHUSA’s customers, employees, vendors, contractors or other business partners, including those resulting from completion of the Transaction; (6) the dilution caused by Santander’s issuance of additional ordinary shares and corresponding American depositary shares, each representing the right to receive one of its ordinary shares (“ADSs”), in connection with the Transaction; (7) the possibility that any announcements relating to the Transaction could have adverse effects on the market price of Webster’s common stock and Santander’s ordinary shares and ADSs; (8) a material adverse change in the condition of Webster or SHUSA; (9) the extent to which Webster’s or SHUSA’s businesses perform consistent with management’s expectations; (10) Webster’s and SHUSA’s ability to take advantage of growth opportunities and implement targeted initiatives in the timeframe and on the terms currently expected; (11) the inability to sustain revenue and earnings growth; (12) the execution and efficacy of recent strategic investments; (13) the impact of macroeconomic factors, such as changes in general economic conditions and monetary and fiscal policy, particularly on interest rates; (14) changes in customer behavior; (15) unfavorable developments concerning credit quality; (16) declines in the businesses or industries of Webster’s or SHUSA’s customers; (17) the possibility that the combined company is subject to additional regulatory requirements as a result of the Transaction or expansion of the combined company’s business operations following the Transaction; (18) general competitive, political and market conditions and other factors that may affect future returns of Webster and SHUSA, including changes in asset quality and credit risk; (19) security risks, including cybersecurity and data privacy risks, and capital markets; (20) inflation; (21) the impact, extent and timing of technological changes; (22) capital management activities; (23) competitive product and pricing pressures; (24) the outcomes of legal and regulatory proceedings and related financial services industry matters; and (25) compliance with regulatory requirements. Any forward-looking statement made in this communication is based solely on information currently available to us and speaks only as of the date on which it is made.

Forward-looking statements are based on current expectations and future estimates about SHUSA’s and third-parties’ operations and businesses and address matters that are uncertain to varying degrees. Forward-looking statements are aspirational, should be regarded as indicative, preliminary and for illustrative purposes only, speak only as of the date of this report and are informed by the knowledge, information and views available on such date and are subject to change without notice. SHUSA is not required to update or revise any forward-looking statements, regardless of new information, future events or otherwise, except as required by applicable law.

In this press release, we may sometimes refer to certain non-GAAP figures. This information supplements our results as reported in accordance with generally accepted accounting principles (“GAAP”) and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations.

The information in this press release is intended only to assist investors and does not constitute legal, tax, accounting, financial or investment advice or an offer to invest. In making this press release, SHUSA gives no advice and makes no recommendation to buy, sell, or otherwise deal in shares or other securities of Santander, SHUSA, Santander Bank, N.A., or any other securities or investments. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and financial advisors and independently evaluate the risks, consequences, and suitability of that investment. No offering of securities shall be made in the United States except pursuant to registration under the Securities Act of 1933, as amended, or an exemption therefrom.

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